UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	820-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1525 Pointer Ridge Place
	Bowie, Maryland	20716
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2014 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: January 28, 2014	By: /s/Mark A. Semanie
Mark A. Semanie, Executive Vice President, Chief Operating Officer and Acting Chief Financial Officer